Supplement dated September 13, 2024 to the Statutory Prospectus and Initial Summary Prospectus dated May 1, 2024 for the

Pacific Choice 2 individual flexible premium deferred variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the Pacific Choice 2 variable annuity contract statutory prospectus (“Prospectus”) unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life & Annuity Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This Rate Sheet Prospectus Supplement (“Supplement”) should be read, retained, and used in conjunction with the effective Prospectus and replaces and supersedes any previously issued Rate Sheet Prospectus Supplement. If you would like another copy of a current prospectus, you may obtain one by visiting PacificLife.com/Prospectus or by calling us at (800) 748-6907 to request a free copy. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov by typing the variable annuity product name “Pacific Choice 2,” as applicable under EDGAR Search Tools - Variable Insurance Products.

We are issuing this Supplement to update the Ongoing Fees and Expenses (annual charges) for the Contract provided in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the Initial Summary Prospectus, taking into account the current fees for the optional benefits disclosed in this Rate Sheet Prospectus Supplement.

This Rate Sheet Supplement also provides current rate information for the Annual Charge and Protected Amount Percentages for the Protected Investment Benefit (5 Year and 7 Year Options) optional riders in effect on or after the date below. For complete information about the Protected Investment Benefit (5 Year and 7 Year Options), see the Prospectus.

The percentages below apply for applications (or Regulation 60 paperwork if a replacement)* signed on or after October 1, 2024.

* If your Contract and Rider purchase is through a replacement that involves Regulation 60, the application sign date is not used to determine percentage rates. In this situation, all references to “application” in this supplement refer to the Regulation 60 Authorization to Release Information form.

This Supplement has no specified end date and can be superseded at any time subject to certain notice requirements. The rate information in this Supplement may not be superseded or changed until a new Supplement is filed at least 10 business days before the effective date of the new Supplement. Please work with your financial professional, visit www.PacificLife.com or call us at (800) 748-6907 to confirm the most current percentages.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	ANNUAL FEES	MINIMUM	MAXIMUM
	1. Base Contract	1.00%[1,2]	1.10%[1]
	2. Investment Options (Fund fees and expenses)	0.28%[3]	1.86%[3]
	3. Optional Benefits (for a single optional benefit, if elected)	0.10%[4]	1.20%[4]
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.
	Lowest Annual Cost: $1,627.34	Highest Annual Cost: $3,591.59
	Assumes:	Assumes:

●      Investment of $100,000

●      5% annual appreciation

●      Least expensive combination of base Contract and Fund fees and expenses

●      No optional benefits

●      No sales charges

●      No additional purchase payments, transfers, or withdrawals

●      No loans or loan interest charges

●      Investment of $100,000

●      5% annual appreciation

●      Most expensive combination of base Contract, optional benefits, and Fund fees and expenses

●      No sales charges

●      No additional purchase payments, transfers, or withdrawals

●      No loans or loan interest charges

1	As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.

2	The Mortality and Expense Risk Charge for contracts under $500,000 is 0.85%. The Mortality and Expense Risk Charge is reduced by 0.05% for the upcoming Contract quarter if the Contract Value is between $500,000 and $999,999. The Mortality and Expense Risk Charge is reduced by 0.10% for the upcoming Contract quarter if the Contract Value is equal to or greater than $1,000,000. The Contract Value is calculated on the later of the Issue Date or most recent Contract Quarterly Anniversary.

3	As a percentage of Fund assets.

4	As a percentage of the Charge Base (depending on the optional living benefit selected) and average daily Variable Account Value (for an optional death benefit).

* If your Contract and Rider purchase is through a replacement that involves Regulation 60, the application sign date is not used to determine percentage rates. In this situation, all references to “application” in this supplement refer to the Regulation 60 Authorization to Release Information form.

This Supplement has no specified end date and can be superseded at any time subject to certain notice requirements. The rate information in this Supplement may not be superseded or changed until a new Supplement is filed at least 10 business days before the effective date of the new Supplement. Please work with your financial professional, visit www.PacificLife.com or call us at (800) 748-6907 to confirm the most current percentages.

The current Annual Charges are the following:

Rider Name	Annual Charge Percentage
Protected Investment Benefit (5 Year Option)	1.20%
Protected Investment Benefit (7 Year Option)	1.20%

The current Protected Amount Percentages are the following:

Rider Name	Protected Amount Percentage
Protected Investment Benefit (5 Year Option)	90%
Protected Investment Benefit (7 Year Option)	100%

In order for you to receive the percentages reflected above, your application (or Regulation 60 paperwork if a replacement) must be signed on or after the date referenced above, your application (or Regulation 60 paperwork if a replacement) must be received, In Proper Form, within 14 calendar days after the application sign date, and we must receive, In Proper Form, the initial Purchase Payment within 90 calendar days after the application (or Regulation 60 paperwork if a replacement) sign date. Once the rider is issued, your percentages will not change as long as you own the rider.

Subject to meeting the timelines referenced above, on the issue date, if current percentage rates have changed since the date you signed your application (or Regulation 60 paperwork if a replacement), the following will apply:

●	If any Protected Amount Percentage increased, you will receive the higher percentages in effect on the issue date.

●	If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, if the Protected Amount Percentage decreased, or the Annual Charge Percentage increased, you will receive the Protected Amount Percentage and Annual Charge Percentages in effect on the date you signed your application (or Regulation 60 paperwork if a replacement).

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated above, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the Rider specifications page you receive for your Contract, speak with your financial professional, or call us to confirm the percentages applicable to you. If you repurchase a Rider at the end of a term, you will receive the Rider features in effect on the Contract Anniversary Date. You can speak with your financial professional or call us at (800) 748-6907 to confirm the percentages applicable to you.

Please work with your financial professional or call us at (800) 748-6907 prior to submitting your paperwork if you have any questions.

Form No. NYPC2RS0924

Supplement dated September 13, 2024, to the Statutory Prospectus dated May 1, 2024,

for the Pacific Choice 2 variable annuity contract issued by Pacific Life & Annuity Company.

The purpose of this supplement is to inform you of two new optional living benefit riders that will be offered starting October 1, 2024, subject to availability. This supplement must be preceded or accompanied by the Statutory Prospectus for your Contract as applicable, as supplemented. All information in your Prospectus dated May 1, 2024, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Statutory Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life & Annuity Company; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting Pacific Life at (800) 748-6907, or online at www.PacificLife.com. Please retain it for future reference.

The IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT section is amended effective October 1, 2024, as follows:

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you withdraw money from your Contract during the first 5 years following your last Purchase Payment, you may be assessed a withdrawal charge. The maximum withdrawal charge is 7% of the Purchase Payment, declining to 0% after 5 years.

For example, if you make an early withdrawal, you could pay a withdrawal charge up to $7,000 on a $100,000 withdrawal.

Fee Tables Charges, Fees and Deductions - Withdrawal Charge
Transaction Charges	Taking a loan, where allowable, will result in loan interest charges. There are no other transaction charges under this Contract (for example, sales loads, charges for transferring Contract Value between Investment Options, or wire transfer fees).			Optional Benefit Expenses Contract Features and Loans Additional Information – Loans and Qualified Contacts
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Charges Fees and Deductions Appendix: Funds Available Under the Contract
	ANNUAL FEES	MINIMUM	MAXIMUM	Charges, Fees and Deductions – Optional Living Benefit Rider Charges Charges, Fees and Deductions – Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge
	1. Base Contract	1.00%[1,2]	1.10%[1]
	2. Investment Options (Fund fees and expenses)	0.28%[3]	1.86%[3]
	3. Optional Benefits (for a single optional benefit, if elected)	0.10%[4]	See Rate Sheet Supplement%[4]
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

FEES AND EXPENSES		LOCATION IN PROSPECTUS
Lowest Annual Cost: $1,627.34	Highest Annual Cost: See Rate Sheet Supplement

Assumes:

●      Investment of $100,000

●      5% annual appreciation

●      Least expensive combination of base Contract and Fund fees and expenses

●      No optional benefits

●      No sales charges

●      No additional purchase payments, transfers, or withdrawals

●      No loans or loan interest charges

Assumes:

●       Investment of $100,000

●       5% annual appreciation

●       Most expensive combination of base  Contract, optional benefits, and Fund  fees and expenses

●       No sales charges

●       No additional purchase payments,  transfers, or withdrawals

●       No loans or loan interest charges

1	As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.

2	The Mortality and Expense Risk Charge for contracts under $500,000 is 0.85%. The Mortality and Expense Risk Charge is reduced by 0.05% for the upcoming Contract quarter if the Contract Value is between $500,000 and $999,999. The Mortality and Expense Risk Charge is reduced by 0.10% for the upcoming Contract quarter if the Contract Value is equal to or greater than $1,000,000. The Contract Value is calculated on the later of the Issue Date or most recent Contract Quarterly Anniversary.

3	As a percentage of Fund assets.

4	As a percentage of the Charge Base (depending on the optional living benefit selected) and average daily Variable Account Value (for an optional death benefit).

The Optional Benefits column of the Restrictions section is amended to include the following:

Optional Benefits

The Protected Investment Benefit Rider restricts the Investment Options that you may select under the Contract. We may change these investment restrictions in the future.

Certain withdrawals will reduce the value of the optional benefits by an amount greater than the dollar amount withdrawn.

We may stop offering the Protected Investment Benefit and/or an optional death benefit for new purchasers at any time.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments for a rider and, as a result, we will not accept Purchase Payments for your Contract. If we exercise that right, you will not be able to increase benefit amounts or your Contract Value through additional Purchase Payments.

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. The maximum loan amount may not exceed the lesser of 50% of the amount available for withdrawal under this Contract or $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan. The interest charged on your Contract Debt will be a 5% fixed annual rate and the amount held in the Loan Account to secure your loan will earn a 3% annual return. Therefore, the net amount of interest you will pay on your loan will be 2% annually. Taking a loan may have tax consequences. Taking a loan while an optional living benefit Rider is in effect will terminate your Rider.

Death Benefits Death Benefit Riders Optional Living Benefit Riders Withdrawals Loans Appendix: Funds Available Under the Contract

The OVERVIEW section is amended as follows:

The Contract Features section is amended to include the following:

Living Benefits. You may purchase a guaranteed minimum accumulation benefit rider, for an additional cost. The guaranteed minimum accumulation benefit riders focus on providing principal protection, if certain conditions are met. The riders that are currently available are:

●	Protected Investment Benefit – 5 Year

●	Protected Investment Benefit – 7 Year

For more information, restrictions, and when you may purchase available living benefit riders, see the APPENDIX: BENEFITS AVAILABLE UNDER THE CONTRACT and Optional Living Benefit Riders section.

The Optional Benefit Expenses subsection in the Annual Contract Expenses section is hereby amended to include the following:

Guaranteed Minimum Accumulation Benefit Maximum Charges (as a percentage of the Charge Base)

Protected Investment Benefit (5 Year Option)*	2.50%
Protected Investment Benefit (7 Year Option)*	2.50%

* The current charge for new elections for these riders is disclosed in a Rate Sheet Prospectus Supplement.

Examples

The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses. The example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

●	If you surrendered your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$12,188	$22,975	$31,842	$57,506

●	If you annuitized your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$12,188	$17,575	$29,142	$57,506

●	If you do not surrender, or annuitize your Contract:

1 Year	3 Years	5 Years	10 Years
$5,888	$17,575	$29,142	$57,506

The Benefits Available under the Contract section is amended to include the following:

Standard Benefits (Additional Charge)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Loans	Allows certain Owners of Qualified Contracts to borrow against their Contracts. Otherwise, loans from us are not permitted.	5% Fixed Annual Rate (The interest charged on your Contract Debt will be a 5% fixed annual rate and the amount	● Not available to all Contract Owners. ● You may have only one loan outstanding at any time. ● The minimum loan amount is $1,000, subject to certain state limitations.

held in the Loan Account to secure your loan will earn a 3% annual return. The net amount of interest you will pay on your loan will be 2% annually)

●  The maximum loan amount may not exceed the lesser of 50% of the amount available for withdrawal under this Contract or $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

●  Taking a loan while the Protected Investment Benefit Rider is in effect will terminate your Rider.

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Protected Investment Benefit (5 Year Option)	This benefit may add an additional amount to the Contract Value if the Contract Value is less than the Protected Amount at the end of a 5-year term.	2.50% (as a percentage of Charge Base)

●  Purchased at, or within 60 days, of contract issue date or when a prior Protected Investment Benefit rider automatically terminates at the end of its term, subject to availability.

●  Age of the Owner and Annuitant on the date of purchase is 85 or younger.

●  The rider’s effective date is at least 5 years before your selected Annuity Date.

●  Amount protected is a percentage of Purchase Payments made during the Contract’s first year, adjusted for withdrawals. See Rate Sheet Supplement for current percentages.

●  Additional Purchase Payments made after the first year of a term will not be included in the amount protected. Such payments will increase the Contract Value but will not increase the benefit provided.

●  Must follow investment allocation   requirements which limit    the number of    allowable Funds.

●  There is a chance that at the end of a term, no additional    amount will be added to the Contract Value.

●  May not voluntarily terminate the rider.

●  Benefit and benefit charges terminate upon annuitization.

Protected Investment Benefit (7 Year Option)	This benefit may add an additional amount to the Contract Value if the Contract Value is less than the Protected Amount at the end of a 7-year term.	2.50% (as a percentage of Charge Base)

●  Purchased at, or within 60 days, of contract issue date or when a prior Protected Investment Benefit rider automatically terminates at the end of its term, subject to availability.

●  Age of the Owner and Annuitant on the date of purchase is 85 or younger.

●  The rider’s effective date is at least 7 years before your selected Annuity Date.

●  Amount protected is a percentage of Purchase Payments made during the Contract’s first year, adjusted for withdrawals. See Rate Sheet Supplement for current percentages.

●  Additional Purchase Payments made after the first year of a term will not be included in the amount protected. Such payments will increase the Contract Value but will not increase the benefit provided.

●  Must follow investment allocation requirements which limit the number of allowable Funds.

●  There is a chance at the end of a term, no additional amount will be added to the Contract Value.

●  Benefit and benefit charges terminate upon annuitization.

The YOUR INVESMENT OPTIONS section is amended to include the following:

However, if you choose an optional living benefit rider, you will be restricted to the Investment Options made available under each rider. See the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT- Living Benefit Investment Allocation Requirements.

The Your Fixed Option subsection of the YOUR INVESMENT OPTIONS section is amended to include the following:

You may also use the DCA Plus program, which invests in the DCA Plus Fixed Option, to transfer amounts to the allowable Investment Options to qualify for certain living benefit riders offered under your Contract. See APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT - Living Benefit Investment Allocation Requirements and THE GENERAL ACCOUNT. Amounts you allocate to this option, and your earnings credited are held in our General Account. For more detailed information about this option, see THE GENERAL ACCOUNT.

The Choosing Your Investment Options subsection of the HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED section is amended to include the following:

If you purchased an optional living benefit rider, you must allocate your entire Contract Value to the allowable Investment Options made available for these riders. You may also use the DCA Plus program to transfer amounts to Allowable Investment Options.

The Transfers and Market-timing Restrictions subsection of the HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED section is amended to include the following:

If you purchased an optional living benefit rider, you may only transfer your Account Value to an allowable Investment Option made available for the riders or your rider will terminate. See the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT – Living Benefit Investment Allocation Requirements.

The CHARGES, FEES AND DEDUCTIONS section is amended to include the following subsection:

Optional Rider Charges

The following disclosure applies to the Protected Investment Benefit (5 Year Option and 7 Year Option) Riders.

If you purchase an optional rider listed in the table below, we will deduct an annual charge from your Variable Investment Options on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract.

The charge is deducted every 3 months following the Rider Effective Date (“Quarterly Rider Anniversary”). The Rider charge will be deducted while the Rider remains in effect and on the next Quarterly Rider Anniversary after the Rider terminates. The charge is deducted in arrears each Quarterly Rider Anniversary. Once the Rider is issued, your annual charge will not change as long as you own the Rider. You will find the current annual charge percentage in the Rate Sheet Prospectus Supplement applicable to your Contract.

As provided below, if your Rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted on that anniversary. If the Rider terminates prior to a Quarterly Rider Anniversary for reasons other than when a death benefit becomes payable under the Contract, a prorated charge will be deducted on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates. We will waive the charge for the quarter in which full annuitization of the Contract occurs and the annual charge will no longer be deducted.

If your Rider terminates when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

If you make a full surrender during a Contract Year, we will deduct the charge from the final payment made to you.

Annual Charge Percentage Table

Optional Living Benefit Rider[1]	Maximum Annual Charge Percentage Under the Rider	Current Annual Charge Percentage Under the Rider	To determine the amount to be deducted,the Annual Charge Percentage is multiplied by the:	The Charge is deducted on each:
Protected Investment Benefit (5 Year Option)	2.50%	See Rate Sheet Supplement	Charge Base[2]	Quarterly Rider Anniversary
Protected Investment Benefit (7 Year Option)	2.50%	See Rate Sheet Supplement	Charge Base[2]	Quarterly Rider Anniversary

1    The table above reflects the maximum annual charge percentages for each applicable rider. Your actual current annual charge percentage could be higher or lower than what is stated above. To confirm which annual charge percentage applies to your rider, speak with your financial professional or call us at (800) 748-6907 to confirm the current rider charges that apply to you.

2    The Charge Base is the Contract Value at the start of a Term, plus any subsequent Purchase Payments received (applicable during the first year of a Term), less an adjustment for withdrawals (on a pro rata basis) made during the Term. The Contract Value on the Contract Date is equal to the initial Purchase Payment.

The Withdrawals section is amended to read:

Negative Impact on Benefit Values

If you elect an optional death benefit rider or the Protected Investment Benefit Rider, taking a withdrawal may reduce the benefits provided by more than the amount withdrawn.

The OPTIONAL LIVING BENEFIT RIDERS section is amended to read:

OPTIONAL LIVING BENEFIT RIDERS

General Information

The only living benefit we currently offer is the Protected Investment Benefit Rider.

Optional riders are subject to availability (including state availability) and may be discontinued for purchase at any time. If we decide to discontinue offering an optional rider, we will amend this Prospectus. Before purchasing any optional rider, make sure you understand all of the terms and conditions and consult with your financial professional for advice on whether an optional rider is appropriate for you. We reserve the right to only allow the purchase of an optional living benefit rider at

Contract issue and will give prior written notice and amend the prospectus to reflect such a change. Your election to purchase an optional rider must be received In Proper Form.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection of the riders for additional information. Even if we do not stop accepting Purchase Payments, in no event will the benefit under the Protected Investment Benefit Rider cover any Purchase Payments made after the first year.

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum accumulation benefit riders. The following is a list of riders currently available:

Guaranteed Minimum Accumulation Benefit

●	Protected Investment Benefit (5-Year Option)

●	Protected Investment Benefit (7-Year Option)

The guaranteed minimum accumulation benefit riders focus on providing a level of protection against declines in Contract Value for a specified period of time, if certain conditions are met. If your Contract Value is less than the Protected Amount at the end of the applicable term, we will make up the difference by making a one-time addition to your Contract Value. If the Contract Value is greater than the Protected Amount at the end of the applicable term, no additional amount will be added to the Contract Value. Given the limitations on subsequent purchase payments and investment allocation restrictions, the likelihood that an additional amount will be added to the Contract Value may be minimal. Work with your financial professional, see the individual rider descriptions after this section for complete information about each optional rider and its features and benefits.

You can find complete information about each rider and its key features and benefits below.

You may purchase an optional Rider on the Contract Date. In addition, if you purchase a Rider within 60 calendar days after the Contract Date, the Rider Effective Date will be that Contract Date. Your election to purchase an optional Rider must be received In Proper Form. You can find complete purchasing and eligibility information about each optional Rider in the Purchasing Your Rider subsection of each Rider.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before the end of the investment term may reduce your Rider benefit by an amount that is greater than the dollar amount of your withdrawal. Some broker/dealers may limit their clients from purchasing some living benefit riders based upon the client’s age or other factors. You should work with your financial professional to decide whether a living benefit rider is appropriate for you.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider. Work with your financial professional before taking a loan.

Work with your financial professional to review the riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of a living benefit rider prior to purchase.

The living benefit riders have investment allocation requirements. By adding an optional living benefit rider to your Contract, you agree to the investment allocation requirements for the entire period that you own the rider . These requirements limit the Investment Options that are otherwise available to you under your Contract. You can find the requirements in the Living Benefit Investment Allocation Requirements section of the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT -- PROTECTED INVESTMENT BENEFIT RIDER INVESTMENT ALLOCATION REQUIREMENTS.

Multiple Rider Ownership

Only one guaranteed minimum accumulation benefit rider may be owned or in effect at the same time.

Rate Sheet Prospectus Supplement

A Rate Sheet Prospectus Supplement is currently used for Protected Investment Benefit Riders (5-Year and 7-Year Options). This supplement is a periodic supplement to the prospectus that discloses the Annual Charge Percentage and Protected Amount Percentages. You can obtain current percentage rates by calling your financial professional, visiting www.PacificLife.com, or by calling us at (800) 748-6907.

To receive the applicable percentages in a supplement, your application (or Regulation 60 paperwork if a replacement) must be signed on or after the date referenced in the supplement, your application (or Regulation 60 paperwork if a replacement) must be received, In Proper Form, within 14-calendar days after the date you sign your application, and we must receive, In Proper Form, the initial Purchase Payment within 90-calendar days after the date you sign your application. Once the Rider is issued, your percentages will not change as long as you own the Rider.

Subject to meeting the timelines referenced in the applicable supplement, on the issue date, if the rates we are currently offering have changed since the date you signed your application (or Regulation 60 paperwork if a replacement), the following will apply:

●	If the Protected Amount Percentage increased, you will receive the higher percentages in effect on the issue date.

●	If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, if the Protected Amount Percentage decreased, or the Annual Charge Percentage increased, you will receive the Protected Amount Percentage and Annual Charge Percentages in effect on the date you signed your application (or Regulation 60 paperwork if a replacement).

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated in the applicable supplement, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the rider specifications page you receive for your Contract, speak with your financial professional, or call us at (800) 748-6907 to confirm the percentages applicable to you. If you repurchase a Rider at the end of a term, you will receive the Rider features in effect on the Contract Anniversary Date. You can speak with your financial professional or call us at (800) 748-6907 to confirm the percentages applicable to you.

Protected Investment Benefit (5 Year Option)

(This Rider is called the Guaranteed Minimum Accumulation Benefit in the Contract’s Rider.)

Purchasing the Rider

You must obtain our approval before making an initial or additional Purchase Payment that will bring your total Purchase Payments equal to $1,000,000 or greater.

You may purchase the optional Rider on the Contract Date, or within 60 calendar days of the Contract Date, provided that on the Rider Effective Date:

●	the age of any Owner and Annuitant on the date of purchase is 85 years or younger, and

●	the Rider Effective Date is at least 5 years before your selected Annuity Date, and

●	you allocate your entire Contract Value according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT -- PROTECTED INVESTMENT BENEFIT RIDER INVESTMENT ALLOCATION REQUIREMENTS.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 5-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Protected Amount. The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Protected Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments made after the first year of a Term will not be included in the Protected Amount. Any additional Purchase Payments made after the first year of a Term will increase the Contract Value but will not increase the benefit provided. Additional Purchase Payments made after the first year of a term reduce the protections offered by the rider, and the larger the additional Purchase Payments, the greater the benefit is reduced. Please discuss the advisability of making additional Purchase Payments after the first year of a Term with your financial professional.

The Protected Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is a percentage of the Contract Value at the start of the Term,

(b)	is a percentage of the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal. A withdrawal may reduce the protected amount by an amount greater than the amount withdrawn from the Contract.

The Protected Amount Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

For purposes of determining the Contract Value at the start of the Term if the Rider was purchased at Contract Date or within 60 days of Contract Date, the Contract Value is equal to the initial Purchase Payment. Any subsequent Purchase Payments received after the first year of a Term are not included in the Protected Amount but will increase the Contract Value.

If, on the last day of the Term; the Contract is annuitized; a death benefit becomes payable under the Contract; or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Protected Amount.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract. If we limit additional Purchase Payments, you may not be able to continue to invest in your Contract.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract during the Term. If the surviving spouse continues the Contract, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

●	the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT and no corrective action was taken, within 30 days from when the written notice was provided, to comply with the requirements to continue the Rider,

●	the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes to or from certain trusts or adding or removing the Owner’s spouse),

●	when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

●	the date the Contract is terminated according to the provisions of the Contract,

●	the day a requested loan is processed,

●	the date a full surrender is made under the Contract, or

●	the Annuity Date.

If Protected Investment Benefit automatically terminates at the end of the Term, you may repurchase Protected Investment Benefit (5 or 7 Year Option), subject to availability and at the then current Annual Charge Percentage.

Protected Investment Benefit (7 Year Option)

(This Rider is called the Guaranteed Minimum Accumulation Benefit in the Contract’s Rider.)

Purchasing the Rider

You must obtain our approval before making an initial or additional Purchase Payment that will bring your total Purchase Payments equal to $1,000,000 or greater.

You may purchase the optional Rider on the Contract Date, or within 60 calendar days of the Contract Date, provided that on the Rider Effective Date:

●	the age of any Owner and Annuitant on the date of purchase is 85 years or younger, and

●	the Rider Effective Date is at least 7 years before your selected Annuity Date, and

●	you allocate your entire Contract Value according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 7-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Protected Amount. The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Protected Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments made after the first year of a Term will not be included in the Protected Amount. Any additional Purchase Payments made after the first year of a Term will increase the Contract Value but will not increase the benefit provided. Additional Purchase Payments made after the first year of a term reduce the protections offered by the rider, and the larger the additional Purchase Payments, the greater the benefit is reduced. Please discuss the advisability of making additional Purchase Payments after the first year of a Term with your financial professional.

The Protected Amount is equal to (a) plus (b) minus (c) where:

(a)	is a percentage of the Contract Value at the start of the Term,

(b)	is a percentage of the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal. A withdrawal may reduce the protected amount by an amount greater than the amount withdrawn from the Contract.

The Protected Amount Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

For purposes of determining the Contract Value at the start of the Term, the Contract Value is equal to the initial Purchase Payment. Any subsequent Purchase Payments received after the first year of a Term are not included in the Protected Amount but will increase the Contract Value.

If, on the last day of the Term, the Contract is annuitized, a death benefit becomes payable under the Contract, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Protected Amount.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect. If we limit additional Purchase Payments, you may not be able to continue to invest in your Contract or Rider as planned by you and your financial professional.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract during the Term. If the surviving spouse continues the Contract, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or earlier on:

●	the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

●	the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes to or from certain trusts or adding or removing the Owner’s spouse),

●	when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

●	the date the Contract is terminated according to the provisions of the Contract,

●	the day a requested loan is processed,

●	the date a full surrender is made under the Contract, or

●	the Annuity Date.

If Protected Investment Benefit automatically terminates at the end of the Term, you may repurchase Protected Investment Benefit (5 or 7 Year Option), subject to availability and at the then current Annual Charge Percentage.

Sample Calculations

Hypothetical sample calculations are in the APPENDIX: PROTECTED INVESTMENT BENEFIT SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

The Statutory Prospectus is amended to include the following:

LIVING BENEFIT RIDER INVESTMENT ALLOCATION REQUIREMENTS

Investment Allocation Requirements

At initial purchase and during the entire time that you own the Protected Benefit Rider, you must allocate your entire Contract Value to Investment Options we make available for these Riders. At initial purchase and during the entire time that you own an optional living benefit rider, you must allocate your entire Contract Value to Investment Options we make available for these Riders. You must allocate your Contract Value 100% among the allowable Investment Options. You may also use the DCA Plus program to transfer amounts to the Investment Options listed below.

Currently, the allowable Investment Options are as follows:

Allowable Investment Options

American Funds IS Asset Allocation Fund	Macquarie VIP Asset Strategy
American Funds IS Managed Risk Asset Allocation Fund	Janus Henderson Balanced Portfolio
BlackRock Global Allocation V.I. Fund	MFS Total Return Series
PSF Avantis Balanced Allocation Portfolio	Pacific Dynamix – Conservative Growth Portfolio
PSF ESG Diversified Portfolio Fidelity® VIP FundsManager 60% Portfolio	Pacific Dynamix – Growth Portfolio Pacific Dynamix – Moderate Growth Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio	Portfolio Optimization Conservative Portfolio Portfolio Optimization Growth Portfolio
Franklin Allocation VIP Fund	Portfolio Optimization Moderate-Conservative Portfolio
PSF Hedged Equity Portfolio	Portfolio Optimization Moderate Portfolio
Invesco V.I. Balanced-Risk Allocation Fund

You may transfer your entire Contract Value between allowable Investment Options, subject to certain transfer limitations and availability. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions. Keep in mind that you must allocate your entire Contract Value among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your rider may terminate.

We reserve the right to add or remove allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying portfolio’s investment objective and principal investment strategies, or changes in general market conditions). If you already invested in an allowable Investment Option, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying portfolio is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

We will send you written notice in the event any transaction made by you will involuntarily cause the rider to terminate for failure to invest according to the investment allocation requirements. However, you will have 30 calendar days starting from the date of our written notice (“30 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the rider. If you take appropriate corrective action and continue the rider, the rider benefits and features available immediately before the terminating event will remain in effect.

Our right to add or remove allowable Investment Options, may limit the number of Investment Options that are available to you under your Contract in the future. We have the right to significantly reduce the number of allowable Investment Options even to a single conservative Investment Option. Please discuss with your financial professional if this Contract is appropriate for you given our right to make changes to the allowable Investment Options.

The Statutory Prospectus is amended to include the following:

APPENDIX: PROTECTED INVESTMENT BENEFIT

SAMPLE CALCULATIONS

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a Term affect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns or losses nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current Protected Amount Percentage. The Protected Amount Percentage and is disclosed in a Rate Sheet Prospectus Supplement applicable to your Contract.

Example #1 – Changes to the Protected Amount and Charge Base during the 5 Year Option

The values shown below are based on the following assumptions:

●	Initial Purchase Payment = $100,000

●	Rider Effective Date = Contract Date

●	A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 3.

●	A withdrawal of $10,000 is taken during Contract Year 4.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Protected Amount	Charge Base	Amount Added to the Contract Value
1	$100,000		$100,000	$90,000	$100,000
Activity	$20,000		$127,000	$108,000	$120,000
2			$127,000	$108,000	$120,000
3			$63,500	$108,000	$120,000
Activity	$10,000		$77,945	$108,000	$120,000
4			$77,945	$108,000	$120,000
Activity		$10,000	$73,401	$95,051	$105,612
5			$73,401	$95,051	$105,612
Values at End of 5th Year			$78,539	$95,051	$105,612
Value after Additional Amount Applied			$95,051	$0		$16,512

The Protected Amount is equal to (a) + (b) – (c) as indicated below:

(a)	is 90% of the Contract Value at the start of the Term,

(b)	is 90% of the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

The Charge Base is equal to (a) + (b) – (c) as indicated below:

(a)	the Contract Value at the start of the Term,

(b)	the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Charge Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

●	Protected Amount = 90% of Initial Purchase Payment = 90% x $100,000 ($90,000 + 0 – 0 = $90,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Protected Amount will be increased by $18,000 (90% of the $20,000 Purchase Payment) to $108,000. ($90,000 + $18,000 – 0 = $108,000). In addition, the Charge Base will increase by $20,000 to $120,000 ($100,000 + $20,000 = $120,000).

During Contract Year 3, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Protected Amount because it was not made during the first Contract Year (or first year of the 5-Year Term). In addition, this Purchase Payment will not increase the Charge Base because it was not made during the first Contract Year (or first year of the 5-Year Term). The Purchase Payment will increase the Contract Value.

During Contract Year 4, a withdrawal of $10,000 was made. This withdrawal will reduce the Protected Amount and the Charge Base on a pro rata basis and will result in a new Protected Amount and Charge Base.

For the Protected Amount, the pro rata adjustment is $12,949 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / ($73,401 + $10,000) = 0.1199) multiplied by the Protected Amount prior to the withdrawal ($108,000 x 0.1199 = $12,949). The new Protected Amount (a) + (b) – (c) = $95,051 ($108,000 + 0 – $12,949 = $95,051).

For the Charge Base, the pro rata adjustment is $14,388 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / ($73,401 + $10,000) = 0.1199) multiplied by the Charge Base prior to the withdrawal ($120,000 x 0.1199 = $14,388). The new Charge Base is $105,612 ($120,000 – $14,388 = $105,612).

At the end of Contract Year 5 (end of the 5-Year Term) the Contract Value ($78,539) is less than the Protected Amount ($95,051). Therefore, $16,512 ($95,051 – $78,539 = $16,512) is added to the Contract Value and the Rider terminates.

Example #2 – Changes to the Protected Amount and Charge Base during the 7 Year Option.

The values shown below are based on the following assumptions:

●	Initial Purchase Payment = $100,000

●	Rider Effective Date = Contract Date

●	A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 3.

●	A withdrawal of $10,000 is taken during Contract Year 4.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Protected Amount	Charge Base	Amount Added to the Contract Value
1	$100,000		$100,000	$100,000	$100,000
Activity	$20,000		$127,000	$120,000	$120,000
2			$127,000	$120,000	$120,000

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Protected Amount	Charge Base	Amount Added to the Contract Value
3			$63,500	$120,000	$120,000
Activity	$10,000		$77,945	$120,000	$120,000
4			$77,945	$120,000	$120,000
Activity		$10,000	$73,401	$105,612	$105,612
5			$73,401	$105,612	$105,612
6			$78,539	$105,612	$105,612
7			$73,041	$105,612	$105,612
Values at End of 7th Year			$74,639	$105,612	$105,612
Value after Protected Amount Applied			$105,612	$0		$30,973

The Protected Amount is equal to (a) + (b) – (c) as indicated below:

(a)	is 100% of the Contract Value at the start of the Term,

(b)	is 100% of the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

The Charge Base is equal to (a) + (b) – (c) as indicated below:

(a)	the Contract Value at the start of the Term,

(b)	the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Charge Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

●	Protected Amount = 100% of Initial Purchase Payment = 100% x $100,000 ($100,000 + 0 – 0 = $100,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Protected Amount will be increased by $20,000 (100% of the $20,000 Purchase Payment) to $120,000. ($100,000 + $20,000 – 0 = $120,000) In addition, the Charge Base will increase by $20,000 to $120,000 ($100,000 + $20,000 = $120,000).

During Contract Year 3, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Protected Amount because it was not made during the first Contract Year (or first year of the 7-Year Term). In addition, this Purchase Payment will not increase the Charge Base because it was not made during the first Contract Year (or first year of the 7-Year Term). The Purchase Payment will increase the Contract Value.

During Contract Year 4, a withdrawal of $10,000 was made. This withdrawal will reduce the Protected Amount and the Charge Base on a pro rata basis and will result in a new Protected Amount and Charge Base.

For the Protected Amount, the pro rata adjustment is $14,388 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / ($73,401 + $10,000) = 0.1199) multiplied by the Protected Amount prior to the withdrawal ($120,000 x 0.1199 = $14,388). The new Protected Amount (a) + (b) – (c) = $105,612 ($120,000 + 0 – $14,388 = $105,612).

For the Charge Base, the pro rata adjustment is $14,388 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / ($73,401 + $10,000) = 0.1199) multiplied by the Charge Base prior to the withdrawal ($120,000 x 0.1199 = $14,388). The new Charge Base is $105,612 ($120,000 – $14,388 = $105,612).

At the end of Contract Year 7 (end of the 7-Year Term) the Contract Value ($74,639) is less than the Protected Amount ($105,612). Therefore, $30,973 ($105,612 – $74,639 = $30,973) is added to the Contract Value and the Rider terminates.